SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2012

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number	State of Incorporation

1-08788	NV ENERGY, INC.	88-0198358	Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104	Nevada
NV ENERGY
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418	Nevada
NV ENERGY
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 10, 2012, Jeffrey L. Ceccarelli, Senior Vice President, Energy Supply, of NV Energy, Inc. and Nevada Power Company d/b/a NV Energy and President of Sierra Pacific Power Company d/b/a NV Energy informed the board of directors of NV Energy, Inc. that he intends to retire effective on or about July 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)

Date: February 13, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy
(Registrant)

Date: February 13, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy
(Registrant)

Date: February 13, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer